THE GEORGETOWNE FUNDS

Supplement dated November 24, 2008 to the

Statement of Additional Information dated September 12, 2008

Under “TRUSTEES AND OFFICERS” on page 9 of the Statement of Additional Information dated September 12, 2008, the table setting forth information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act is deleted in its entirety and replaced with the following table:

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
David E. Hannoush c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 31	Trustee since October 2004	General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02).
Charles P. Clemens c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Trustee since December 2003	Attorney, Law Offices of Charles P. Clemens (9/04-present); Student, Nova Southeastern University Law School (8/01-5/04); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02).

This Supplement, and the existing Statement of Additional Information dated September 12, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus dated March 1, 2008 and the Statement of Additional Information dated September 12, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-257-4240.